UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000 Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

(904) 421-3040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 31, 2012, Jacksonville Bancorp, Inc. (the “Company”) announced that it had closed a $50 million capital raise and that immediately prior to the closing of the capital raise, its wholly owned subsidiary, The Jacksonville Bank, sold approximately $25.1 million of classified assets, other loans and other real estate owned for approximately $11.7 million. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release dated December 31, 2012

Important Information

This document may be deemed to be solicitation material in respect of the matters discussed herein (including the exhibit). In connection with those matters, the Company will file with the SEC a separate proxy statement. Shareholders of the Company are encouraged to read the proxy statement and any other relevant documents filed with the SEC because they will contain important information about the proposed transactions. The final proxy statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov. In addition, the documents may also be obtained, free of charge, from the Company by contacting Valerie A. Kendall, Chief Financial Officer, Jacksonville Bancorp, Inc., 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202.

The Company and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the matters discussed herein (including the exhibit). Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 2, 2012 and in subsequent reports on Form 8-K filed by the Company with the SEC.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transactions when it becomes available. Shareholders of the Company may obtain free copies of this document as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President &
Chief Financial Officer

Date:	December 31, 2012

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release dated December 31, 2012